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                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-48076) and Registration Statement (Form S-3 No. 333-72932) of our report dated February 22, 2002, with respect to the consolidated financial statements and schedule for each of the three years ended December 31, 2001 included in Item 8 of this Annual Report (Form 10-K) of Rockford Corporation.

                                        /s/ ERNST & YOUNG LLP


Phoenix, Arizona
March 27, 2002